UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2008

HARLAND CLARKE HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-143717 (Commission File Number)	84-1696500 (IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia (Address of Principal Executive Offices)	30035 (Zip Code)

(770) 981-9460
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On March 25, 2008, Harland Clarke Holdings Corp. (the “Company”) will be providing the information furnished as Exhibit 99.1 to this Report at the Credit Suisse 2008 Global Leveraged Finance Conference. The information furnished as Exhibit 99.1 to this Report is incorporated by reference in this Item 2.02.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name: Martin Wexler
Title: Vice President and Treasurer

Date: March 25, 2008

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INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K